FIRST AMENDMENT TO THE OPERATING AGREEMENT OF
                              THREE FORKS NO 1 LLC
                     (A Colorado Limited Liability Company)

This First Amendment to the Operating Agreement for Three Forks No 1 LLC (hereinafter "Company or LLC") is made and entered into this 1st day of January, 2013, by and between all Members of the LLC who have affixed their signature hereto as of this date.

WHEREAS,

     A. The Initial Owners entered into an operating agreement governing the operations of the LLC on November 8, 2012, copy attached as Exhibit 1 (hereinafter "Original Operating Agreement") and;
     B. Pursuant with Article V of the Operating Agreement, it is the desire of the Members of the LLC that the Managers of the LLC be compensated for their services and that the Managers have full, complete and unilateral power to acquire whatever equipment or other assets necessary to carry out the PERMITTED BUSINESS of the LLC and;
     C. Pursuant with Article VIII of the Operating Agreement, it is the intent of the LLC to acquire the rights and obligations owned by the Manager in a certain Farmout Agreement located in Archer County TX in an effort to develop and produce an 87% working interest in such property and;
     D. Pursuant with Article VIII of the Operating Agreement, it is the desire of the LLC that Additional Owners are granted the right to purchase an Economic Interest in the LLC at the same consideration granted to the Initial Owners and;
     E. Pursuant with Article XIII of the Original Operating Agreement, it is the desire of the Members of the LLC that the Managers are granted sole authority to admit Additional Owners to the LLC subject to the terms and conditions of this Operating Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound, the members agree and contract as follows:

1. Amendments to Original Operating Agreement:

ARTICLE I -- DEFINITIONS -- OF THE ORIGINAL OPERATING AGREEMENT IS HEREBY AMENDED TO READ AS FOLLOWS PURSUANT TO THOSE DEFINITIONS AS STATED BELOW:

     "Capital Contribution".". The last sentence is hereby changed to read in its entirety as follows: "ADDITIONAL CAPITAL CONTRIBUTIONS" shall mean any additional capital contribution to the capital of the Company pursuant to this Operating Agreement and that is included in and apart of Exhibit B.

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     "Company".  This  Definition  is hereby  changed to read in its entirety as follows: "COMPANY OR LLC" shall refer to this Colorado limited liability company.

     "Economic Interest Owner". This Definition is hereby changed to read in its entirety as follows: "ECONOMIC INTEREST OWNER" shall mean the owner of an economic interest.

ARTICLE IV -- NAMES AND ADDRESSES OF OWNERS -- OF THE ORIGINAL OPERATING AGREEMENT IS HEREBY CHANGED TO READ IN ITS ENTIRETY AS FOLLOWS:

     The names and addresses of the initial Owners are as set forth in EXHIBIT "A" hereto which will be amended from time to time and set forth in EXHIBIT "B" as Additional Owners are admitted.

SECTION 5.12 OF THE ORIGINAL OPERATING AGREEMENT IS HEREBY CHANGED TO READ IN ITS ENTIRETY AS FOLLOWS:

     SALARIES. The salaries and other compensation of Manager shall be fixed from time to time by the Members holding a super-majority of two-thirds (2/3) of the Voting Interests in a duly constituted meeting of such, and no Manager shall be prevented from receiving such salary by reason of the fact that he is also a Member of the Company. As compensation for acting as Manager, the Company shall pay from operations Three Forks, Inc. the sum of $16,000 per month.

SECTION 5.4 OF THE ORIGINAL OPERATING AGREEMENT IS HEREBY AMENDED TO DELETE IN ITS ENTIRETY SECTION 5.4(C).

SECTION 6.4 OF THE ORIGINAL OPERATING AGREEMENT IS HEREBY CHANGED TO READ IN ITS ENTIRETY AS FOLLOWS:

     APPROVAL OF SALE OF ASSETS. The Members holding a super-majority of two-thirds (2/3) of the Voting Interests shall have the right, voting in a duly constituted meeting of such, to approve the sale, exchange, or other disposition of all, or substantially all, of the Company's assets.

SECTION 7.8 OF THE ORIGINAL OPERATING AGREEMENT IS HEREBY AMENDED TO CHANGE EXHIBIT "A" TO EXHIBIT "B".

SECTION 8.1 OF THE ORIGINAL OPERATING AGREEMENT IS HEREBY CHANGED TO READ IN ITS ENTIRETY AS FOLLOWS:

     MANAGERS INITIAL CAPITAL CONTRIBUTIONS.
     Three Forks, Inc. will serve as Manager but will not make any Capital Contributions to the LLC and will not participate in the revenues of the LLC. The LLC will enter into a Purchase and Sale Agreement with Three Forks, Inc. to acquire eighty-seven percent (87%) of the working interest held by the Manager in the Archer County TX Farmout of nine (9) wells, at

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     the Manager's cost. As such, Three Forks, Inc. and its related parties will pay its costs to drill and complete the wells related to its remaining and separate working interest in the Farmout.

SECTION 8.2 OF THE ORIGINAL OPERATING AGREEMENT IS HEREBY CHANGED TO READ IN ITS ENTIRETY AS FOLLOWS:

     CAPITAL CONTRIBUTIONS. The Owners shall make Capital Contributions of $25,000 per unit in accordance with the terms of this Operating Agreement to capitalize the business of the Company. Each Member shall sign a Joinder Agreement as evidence of agreeing to the terms of this Operating Agreement.

ARTICLE XIII -- ADDITIONAL OWNERS -- OF THE ORIGINAL OPERATING AGREEMENT IS HEREBY CHANGED TO READ IN ITS ENTIRETY AS FOLLOWS:

     13.1 ADMISSION OF ADDITIONAL OWNERS. From January 1, 2013 and thereafter and with the written consent of the Managers, any Person acceptable to such Managers may, subject to the terms and conditions of this Operating
     Agreement: (i) become an Additional Owner in this Company by the sale of an Economic Interest for such consideration pursuant to section 8.2 hereof in this Operating Agreement or (ii) become a Substitute Owner as a transferee of an Owner's Economic Interest or any portion thereof in accordance with the provisions of Article X.

     13.2 ALLOCATIONS TO ADDITIONAL OWNERS. No Additional or Substitute Owner shall be entitled to any retroactive allocation of income, losses or deductions incurred by the Company. The Manager may, at his option, at the time an Additional or Substitute Owner is admitted, close the Company's books (as though the Company's tax year had ended) or make pro rata allocations of income, losses and deductions to an Additional or Substitute Owner for that portion of the Company's tax year in which an Additional or Substitute Owner for that portion of the Company's tax year in which an Additional or Substitute Owner was admitted, in accordance with the provisions of Section 706(d) and the Treasury Regulations promulgated thereunder.

     13.3 ADDITIONAL MEMBERS. Notwithstanding anything contained in this Agreement to the contrary, an Additional Owner may become a Member with the written consent of the Managers. Upon such approval, the Voting Interests shall be reallocated among the existing Members and such additional Members in order to equal one hundred percent (100%).

2. All capitalized terms not defined in this First Amendment will have the meaning ascribed to in the Original Operating Agreement.

3. Except as otherwise provided herein, all other terms and conditions of the Original Operating Agreement remain in full force and affect.

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4. All LLC  Members  hereby  agree and  consent  to be bound by the terms of the entire Operating Agreement encompassed by the original as modified by this First Amendment.


IN WITNESS WHEREOF, the Members of Three Forks No 1 LLC have duly executed this First Amendment to the Original Operating Agreement pursuant with the terms of section 15.5 hereof in the Original Operating Agreement as of the date first written above by executing that certain Approval Agreement attached hereto as
Exhibit I.

































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                                    EXHIBIT I

         APPROVAL OF THIS FIRST AMENDMENT TO THE OPERATING AGREEMENT OF
                              THREE FORKS NO 1 LLC




I (We) hereby attest that I (we) am (are) a Member of Three Forks No 1 LLC as of January 1, 2013 and that by the below signature have approved the First Amendment to the Original Operating Agreement of Three Forks No 1 LLC effective January 1, 2013.





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(Name of Member)                                     Number of Units